UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Dallas, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 24, 2017, TransAtlantic Petroleum Ltd. (the “Company”) sold its wholly-owned subsidiary Thrace Basin Natural Gas (Turkiye) Corporation for gross proceeds of $20.9 million, and approximate net cash proceeds of $16.3 million, effective as of March 31, 2016.  The purchase price is subject to post-closing adjustments, and the Company has agreed to escrow $3.1 million of the purchase price for 30 days to satisfy any agreed upon purchase price adjustments.

The Company used $2.7 million of the net proceeds from the sale to pay off its promissory note (as amended, the “ANBE Note”) with ANBE Holdings, L.P., an entity owned by the adult children of the Company’s chairman and chief executive officer, N. Malone Mitchell, 3rd, and controlled by an entity managed by Mr. Mitchell and his wife.  Pursuant to the terms of the ANBE Note, the Company was required to repay the ANBE Note in full within five business days from the closing of the sale of TBNG.

Item 2.02  Results of Operations and Financial Condition.

On February 28, 2017, the Company posted its March 2017 Enercom Dallas oil and gas conference presentation to its website at www.transatlanticpetroleum.com. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 2.02 of this Current Report in such filing.

Item 7.01  Regulation FD Disclosure.

On February 28, 2017, the Company posted its March 2017 Enercom Dallas oil and gas conference presentation to its website at www.transatlanticpetroleum.com. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01  Other Events.

Declaration of Cash Dividend on Series A Preferred Shares

On February 28, 2017, the Company’s Board of Directors declared a cash dividend of $1.50 per outstanding share of the Company’s 12.0% Series A Convertible Redeemable Preferred Shares payable on March 31, 2017 to holders of record at the close of business on March 15, 2017 for the period from January 1, 2017 to March 31, 2017.

Item 9.01  Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Attached as Exhibit 99.2 hereto and incorporated by reference herein are the following unaudited pro forma condensed consolidated financial statements of the Company:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016.

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2016.
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransAtlantic Petroleum Ltd. March 2017, Enercom Dallas Oil and Gas Conference Presentation dated February 28, 2017.
99.2	Unaudited Pro Forma Condensed Consolidated financial statements of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 28, 2017

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	TransAtlantic Petroleum Ltd. March 2017, Enercom Dallas Oil and Gas Conference Presentation dated February 28, 2017.
99.2	Unaudited Pro Forma Condensed Consolidated financial statements of the Company.

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